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                                                                   EXHIBIT 23.2

                       CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Cathay Bancorp, Inc.:

We consent to the use of our report incorporated herein by reference.


                                        /s/ KPMG LLP


Los Angeles, California
September 15, 1999